Exhibit 10.2

Restricted Stock Unit Award Agreement

Transatlantic Petroleum Ltd.
2019 Long-Term Incentive Plan

1.Award of Restricted Stock Units. Pursuant to the TransAtlantic Petroleum Ltd. 2019 Long-Term Incentive Plan (the “Plan”) for key Employees, Contractors, and Outside Directors of TransAtlantic Petroleum Ltd., a Bermuda exempted company (the “Company”) and its Subsidiaries,

_________________________________
(the “Participant”)

has been granted an Award under the Plan for _________ Restricted Stock Units (the “Awarded Units”) which may be converted into the number of Common Shares of the Company equal to the number of Restricted Stock Units, subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Agreement (this “Agreement”). The Date of Grant of this Restricted Stock Unit Award is ______________, 20___. Each Awarded Unit shall be a notional Common Share, with the value of each Awarded Unit being equal to the Fair Market Value of a Common Share at any time.

2.Subject to Plan.  This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Agreement.  To the extent the terms of the Plan are inconsistent with the provisions of the Agreement, this Agreement shall control.  The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan.  This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

3.Vesting.  Awarded Units which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested RSUs.” All other Awarded Units are collectively referred to herein as “Unvested RSUs.”

(a)Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Awarded Units shall be vested as follows:

(i)___% of the total Awarded Units shall vest on the first anniversary of the Date of Grant and become Vested RSUs, provided the Participant is employed by (or if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

(ii)___% of the total Awarded Units shall vest on the second anniversary of the Date of Grant and become Vested RSUs, provided the Participant is employed by (or if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

(iii)___% of the total Awarded Units shall vest on the third anniversary of the Date of Grant and become Vested RSUs, provided the Participant is employed by (or if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

(iv)___% of the total Awarded Units shall vest on the fourth anniversary of the Date of Grant and become Vested RSUs, provided the Participant is employed by (or if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

Notwithstanding the foregoing, (x) upon the occurrence of (A) a Termination of Service within six months after a Change in Control or (B) a Termination of Service due to death or Total and Permanent Disability, all Unvested RSUs shall immediately become Vested RSUs; and (y) in the event of a Rule 13e-3 Transaction, then effective coincident with the consummation of such Rule 13e-3 Transaction, the Unvested RSUs shall become Vested RSUs, provided, however, that notwithstanding the foregoing, in connection with the consummation of such Rule 13e-3 Transaction, all such Unvested RSUs then held by Participant shall be deemed to vest at such time in order to permit Participant to participate in such transaction.

(b)Not later than 2 ½ months following the close of the calendar year in which the Awarded Units vest in accordance with Section 3(a) above, the Company shall convert the Vested RSUs into the number of whole Common Shares equal to the number of Vested RSUs, subject to the provisions of the Plan and this Agreement and shall issue certificates for the number of Common Shares equal to the Vested RSUs in the Participant’s name. Notwithstanding the immediately preceding sentence, in the case of a distribution on account of the Participant’s Termination of Service, other than death, distribution on behalf of a “specified employee,” as defined in Section 409A of the Code, shall not occur until the date which is earlier of (i) six months following the date of said employee’s “separation from service” (as such term is defined in the Treasury Regulations promulgated under Section 409A of the Code and any other guidance issued under Section 409A of the Code); or (ii) the date of said employee’s death. From and after the date of receipt of such shares, the Participant or the Participant’s estate, personal representative or beneficiary, as the case may be, shall have full rights of transfer or resale with respect to such shares subject to applicable state and federal regulations.

(c)Except as otherwise provided in Section 3(a) above, upon the Participant’s Termination of Service for cause, the Participant shall be deemed to have forfeited all of the Participant’s Unvested RSUs. Except as otherwise provided in Section 3(a) above, upon the Participant’s Termination of Service for any other reason whatsoever, the Participant shall be deemed to have forfeited all of the Participant’s Unvested RSUs except those Unvested RSUs that would have vested within one month of the Termination of Service date. Upon forfeiture, all of the Participant’s rights with respect to the forfeited Unvested RSUs shall cease and terminate, without any further obligations on the part of the Company.

4.Who May Receive Converted Vested RSUs. During the lifetime of the Participant, the Common Shares received upon conversion of Vested RSUs may only be received by the Participant or his or her legal representative. If the Participant dies prior to the date his or her Vested RSUs are converted into Common Shares as described in Section 3 above, the Common Shares relating to such converted Vested RSUs may be received by any individual who is entitled to receive the property of the Participant pursuant to the applicable laws of descent and distribution.

5.No Fractional Shares. Vested RSUs may be converted only with respect to full Common Shares, and no fractional Common Share shall be issued.

6.Rights as Shareholder. The Participant will have no rights as a shareholder with respect to any shares covered by this Agreement until the issuance of certificate for such shares in the Participant’s name with respect to the Awarded Units. The Awarded Units shall be subject to the terms and conditions of this Agreement regarding such shares. Except as otherwise provided in Section 7, hereof, no adjustment shall be made for dividends of other rights for which record date is prior to the registration of shares in the Participant’s name.

7.Adjustment of Number of Awarded Units and Related Matters. The number of Awarded Units shall be subject to adjustment in accordance with Articles 11-13 of the Plan.

8.Participant’s Acknowledgments. The Participant acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan or this Agreement.

9.Execution of Documents. The Participant, by his or her execution of this Agreement, hereby agrees to execute any documents requested by the Company in connection with the conversion of the Awarded Units into Common Shares pursuant to this Agreement.

10.Representations, Etc. Each spouse individually is bound by, and such spouse’s interest, if any, in any Awarded Units is subject to, the terms of this Agreement. Nothing in this Agreement shall create a community property interest where none otherwise exists.

11.Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys’ fees) cause by any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without positing any bond or deposit) for specific performance or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

12.Participant’s Representations.  Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Company will not be obligated to issue any shares to the Participant hereunder, if the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority.  Any determination in this connection by the Company shall be final, binding, and conclusive.  The obligations of the Company and the rights of the Participant are subject to all applicable laws, rules, and regulations.

13.Investment Representation.  Unless the Common Shares are issued in a transaction registered under applicable federal, provincial, and state securities laws, by his or her execution hereof, the Participant represents and warrants to the Company that all Common Shares which may be purchased and or received hereunder will be acquired by the Participant for investment purposes for his or her own account and not with any intent for resale or distribution in violation of federal, provincial or state securities laws.  Unless the Common Shares are issued to him or her in a transaction registered under the applicable federal, provincial, and state securities laws, all certificates issued with respect to the Common Shares shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal, provincial, and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

14.Law Governing.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas.

15.No Right to Continue Service or Employment.  Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee or as a Contractor or as an Outside Director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor, or Outside Director at any time.

16.Legal Construction.  In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

17.Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

18.Entire Agreement.  This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter.  All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement.  Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

19.Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

20.Parties Bound.  The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

21.Modification.  No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature as provided for in the Plan or if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder.  Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

22.Headings.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

23.Gender and Number.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

24.Notice.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(a)Notice to the Company shall be addressed and delivered as follows:

TransAtlantic Petroleum Ltd.
c/o TransAtlantic Petroleum (USA) Ltd.
5910 N. Central Expressway
Suite 1755
Dallas, Texas 75206

Attn:__________________________

Fax:(214) 265-4711

(b)Notice to the Participant shall be addressed and delivered as set forth on the signature page.

25.Tax Requirements.  The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement. The Company, or if applicable, any Subsidiary (for purposes of this Section 25, the term “Company” shall be deemed to include any applicable Subsidiary) may, in its sole discretion and prior to the date of conversion, require the Participant receiving Common Shares upon conversion of Vested RSUs to pay the Company the amount of any federal, state, provincial, local, or other taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made prior to the delivery of any certificate representing Common Shares. Such payment, if the Company, in its sole discretion, so consents in writing, may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds the required tax withholding obligations of the Company; (ii) by the actual delivery by the Participant to the Company of Common Shares, other than (A) Restricted Stock, or (B) Common Shares that the Participant has acquired from the Company within six months prior thereto, which shares so delivered have an aggregate Fair Market Value that equals or exceeds the required tax withholding payment; (iii) by the Company’s withholding of a number of shares to be delivered upon the conversion of Vested RSUs, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company also may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

*****

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his or her consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

TransAtlantic Petroleum Ltd.

By:	__________________________________
Name:	__________________________________
Title:	__________________________________

Participant

__________________________________
Signature

Name:	__________________________________
Address:	__________________________________
__________________________________
__________________________________

Signature Page to Restricted Stock Unit Award Agreement

TransAtlantic Petroleum Ltd. 2019 Long-Term Incentive Plan